UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2017

Semiannual Report
to Shareholders

Deutsche Enhanced Global Bond Fund

Contents

3 Letter to Shareholders

5 Performance Summary

8 Portfolio Management Team

9 Portfolio Summary

15 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

30 Statements of Changes in Net Assets

31 Financial Highlights

34 Notes to Financial Statements

52 Information About Your Fund's Expenses

54 Advisory Agreement Board Considerations and Fee Evaluation

60 Account Management Resources

62 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2017 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	1.65%	3.95%	1.60%	3.19%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–2.93%	–0.72%	0.67%	2.72%
Bloomberg Barclays Global Aggregate Bond Index†	–1.63%	–2.10%	0.37%	3.34%
Bloomberg Barclays Global Aggregate USD Hedged Index††	–0.27%	1.60%	3.44%	4.35%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		4.04%	1.70%	3.16%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–0.64%	0.77%	2.69%
Bloomberg Barclays Global Aggregate Bond Index†		–1.90%	0.38%	3.34%
Bloomberg Barclays Global Aggregate USD Hedged Index††		1.09%	3.43%	4.31%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
Unadjusted for Sales Charge	1.27%	3.18%	0.83%	2.42%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.27%	3.18%	0.83%	2.42%
Bloomberg Barclays Global Aggregate Bond Index†	–1.63%	–2.10%	0.37%	3.34%
Bloomberg Barclays Global Aggregate USD Hedged Index††	–0.27%	1.60%	3.44%	4.35%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
Unadjusted for Sales Charge		3.27%	0.94%	2.39%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		3.27%	0.94%	2.39%
Bloomberg Barclays Global Aggregate Bond Index†		–1.90%	0.38%	3.34%
Bloomberg Barclays Global Aggregate USD Hedged Index††		1.09%	3.43%	4.31%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/17
No Sales Charges	1.78%	4.22%	1.83%	3.45%
Bloomberg Barclays Global Aggregate Bond Index†	–1.63%	–2.10%	0.37%	3.34%
Bloomberg Barclays Global Aggregate USD Hedged Index††	–0.27%	1.60%	3.44%	4.35%
Average Annual Total Returns as of 3/31/17 (most recent calendar quarter end)
No Sales Charges		4.19%	1.94%	3.42%
Bloomberg Barclays Global Aggregate Bond Index†		–1.90%	0.38%	3.34%
Bloomberg Barclays Global Aggregate USD Hedged Index††		1.09%	3.43%	4.31%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 1.39%, 2.17% and 1.10% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Global Bond Fund — Class A ■ Bloomberg Barclays Global Aggregate Bond Index† ■ Bloomberg Barclays Global Aggregate USD Hedged Index††

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

† Bloomberg Barclays Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.

†† Bloomberg Barclays Global Aggregate USD Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S
Net Asset Value
4/30/17	$ 9.20	$ 9.20	$ 9.18
10/31/16	$ 9.15	$ 9.15	$ 9.13
Distribution Information as of 4/30/17
Income Dividends, Six Months	$ .10	$ .07	$ .11
April Income Dividend	$ .0166	$ .0110	$ .0185
SEC 30-day Yield‡‡	2.16%	1.52%	2.51%
Current Annualized Distribution Rate‡‡	2.17%	1.43%	2.42%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.84%, 1.20% and 2.27% for Class A, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.85%, 1.11% and 2.18% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2017 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Bonds 86.0%
Argentina 3.4%
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024		1,875,000	2,129,062
Republic of Argentina, 5.625%, 1/26/2022		386,000	402,019
(Cost $2,447,529)			2,531,081
Armenia 1.0%
Republic of Armenia, 144A, 6.0%, 9/30/2020 (Cost $729,750)		700,000	735,840
Australia 0.1%
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027 (Cost $44,673)		45,000	43,894
Azerbaijan 2.0%
Republic of Azerbaijan, 144A, 4.75%, 3/18/2024		700,000	712,701
Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026		705,000	778,073
(Cost $1,465,356)			1,490,774
Canada 1.3%
Enbridge, Inc., 5.5%, 12/1/2046		105,000	115,360
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027		609,000	608,239
Transcanada Trust, 5.3%, 3/15/2077		265,000	267,319
(Cost $967,058)			990,918
Cayman Islands 1.9%
Latam Finance Ltd., 144A, 6.875%, 4/11/2024		1,200,000	1,219,200
Noble Holding International Ltd., 5.75%, 3/16/2018		10,000	10,113
Seagate HDD Cayman:
144A, 4.25%, 3/1/2022		85,000	84,824
5.75%, 12/1/2034		60,000	55,954
(Cost $1,354,607)			1,370,091
Costa Rica 0.3%
Republic of Costa Rica, 144A, 7.158%, 3/12/2045 (Cost $185,030)		200,000	208,000
France 0.8%
BNP Paribas SA, 144A, 4.625%, 3/13/2027		300,000	307,491
Electricite de France SA, 144A, 4.75%, 10/13/2035		90,000	93,398
Societe Generale SA, 144A, 2.625%, 9/16/2020		210,000	211,142
(Cost $610,486)			612,031
Germany 7.6%
Federal Republic of Germany, Series 172, REG S, 0.25%, 10/16/2020 (Cost $5,760,868)	EUR	5,000,000	5,609,730
Ghana 1.0%
Republic of Ghana, 144A, 9.25%, 9/15/2022 (b) (Cost $710,000)		710,000	752,316
Honduras 0.6%
Government of Honduras, 144A, 6.25%, 1/19/2027 (Cost $430,000)		430,000	445,330
Hungary 1.0%
Republic of Hungary:
6.375%, 3/29/2021		600,000	678,000
Series 19/A, 6.5%, 6/24/2019	HUF	23,200,000	91,310
(Cost $790,681)			769,310
India 0.4%
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025 (Cost $256,572)		250,000	256,176
Indonesia 6.5%
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	20,140,000,000	1,642,447
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		2,000,000	2,137,684
Perusahaan Penerbit SBSN:
144A, 3.4%, 3/29/2022		785,000	790,888
144A, 4.325%, 5/28/2025		200,000	206,500
(Cost $4,669,403)			4,777,519
Israel 0.4%
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023 (Cost $253,750)		250,000	255,625
Jamaica 1.2%
Government of Jamaica, 8.0%, 3/15/2039 (Cost $844,207)		740,000	859,850
Japan 8.9%
Japan Government Thirty Year Bond:
Series 52, 0.5%, 9/20/2046	JPY	117,000,000	973,218
Series 25, 2.3%, 12/20/2036	JPY	210,000,000	2,495,322
Japan Government Twenty Year Bond, Series 92, 2.1%, 12/20/2026	JPY	285,000,000	3,071,378
(Cost $6,685,424)			6,539,918
Kazakhstan 4.2%
KazAgro National Management Holding JSC:
REG S, 3.255%, 5/22/2019	EUR	2,000,000	2,221,125
144A, 4.625%, 5/24/2023		250,000	246,708
KazMunayGas National Co. JSC, 144A, 4.75%, 4/19/2027 (b)		653,000	648,919
(Cost $3,094,567)			3,116,752
Luxembourg 1.1%
Minerva Luxembourg SA, 144A, 6.5%, 9/20/2026 (Cost $792,768)		800,000	793,992
Malaysia 2.7%
Government of Malaysia, 144A, 3.043%, 4/22/2025 (Cost $2,000,000)		2,000,000	1,978,800
Mauritius 0.8%
UPL Corp., Ltd., 144A, 3.25%, 10/13/2021 (Cost $599,724)		600,000	598,560
Mexico 6.5%
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		250,000	260,937
Grupo Kaltex SA de CV, 144A, 8.875%, 4/11/2022		750,000	744,750
Mexican Udibonos Inflation-Linked Bond, Series S, 2.0%, 6/9/2022	MXN	7,873,269	393,905
Petroleos Mexicanos:
REG S, 3.75%, 2/21/2024	EUR	840,000	944,750
144A, 5.375%, 3/13/2022		236,000	248,095
United Mexican States, Series M, 5.75%, 3/5/2026	MXN	45,972,100	2,218,231
(Cost $4,502,743)			4,810,668
Namibia 0.7%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (b) (Cost $495,215)		500,000	506,250
Netherlands 0.4%
ING Groep NV, 3.95%, 3/29/2027		200,000	204,824
LYB International Finance II BV, 3.5%, 3/2/2027		115,000	113,681
(Cost $313,551)			318,505
Nigeria 1.2%
Africa Finance Corp., 144A, 3.875%, 4/13/2024 (Cost $883,263)		890,000	883,503
Peru 0.7%
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022 (Cost $517,500)		500,000	533,250
Portugal 1.2%
Portugal Obrigacoes do Tesouro, REG S, 144A, 4.35%, 10/16/2017	EUR	440,000	489,060
Republic of Portugal, 144A, 5.125%, 10/15/2024		400,000	390,460
(Cost $1,043,841)			879,520
Russia 5.7%
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		200,000	216,000
Vnesheconombank, REG S, 4.032%, 2/21/2023	EUR	3,400,000	3,991,168
(Cost $4,047,493)			4,207,168
Sri Lanka 2.4%
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	508,750
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		200,000	205,000
144A, 5.75%, 1/18/2022		1,000,000	1,033,838
(Cost $1,747,500)			1,747,588
United Kingdom 0.6%
HSBC Holdings PLC, 4.375%, 11/23/2026		200,000	204,919
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		200,000	202,892
(Cost $400,938)			407,811
United States 19.4%
Anadarko Petroleum Corp., 4.85%, 3/15/2021		20,000	21,502
Ares Capital Corp., 3.625%, 1/19/2022		60,000	59,913
AT&T, Inc.:
3.4%, 5/15/2025		140,000	136,336
4.25%, 3/1/2027		202,000	206,254
4.5%, 5/15/2035		90,000	85,239
BMW U.S. Capital LLC, 144A, 3.3%, 4/6/2027 (b)		220,000	221,324
Broadcom Corp.:
144A, 3.0%, 1/15/2022		160,000	161,265
144A, 3.625%, 1/15/2024		180,000	182,617
CA, Inc., 3.6%, 8/15/2022		60,000	61,570
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023		80,000	80,138
(REIT), 5.95%, 12/15/2026 (b)		110,000	108,024
CF Industries, Inc., 144A, 4.5%, 12/1/2026		20,000	20,330
Charter Communications Operating LLC:
3.579%, 7/23/2020		50,000	51,665
4.908%, 7/23/2025		30,000	32,152
Churchill Downs, Inc., 5.375%, 12/15/2021		17,000	17,701
ConocoPhillips Co., 4.15%, 11/15/2034		90,000	89,700
Dell International LLC:
144A, 4.42%, 6/15/2021		390,000	409,422
144A, 8.1%, 7/15/2036		40,000	50,198
DXC Technology Co.:
144A, 4.25%, 4/15/2024		150,000	153,690
144A, 4.75%, 4/15/2027		180,000	185,907
Energy Transfer Partners LP, 5.95%, 10/1/2043		30,000	31,599
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 3.132%*, 9/25/2028		481,314	488,329
Federal Home Loan Mortgage Corp.:
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		567,912	56,329
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		331,396	48,071
5.5%, 6/1/2035		800,477	900,257
Federal National Mortgage Association, "4", Series 406, Interest Only, 4.0%, 9/25/2040		236,689	46,246
FS Investment Corp., 4.75%, 5/15/2022		80,000	82,166
General Motors Co., 6.6%, 4/1/2036		30,000	34,583
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		20,000	20,910
Government National Mortgage Association:
"HX", Series 2012-91, 3.0%, 9/20/2040		324,024	328,816
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		274,336	36,296
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		473,391	14,341
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		258,261	41,941
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		423,505	21,695
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		283,651	3,885
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		246,261	44,439
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		305,252	52,001
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		212,431	36,574
7.0%, 1/15/2029		37,488	38,799
Halliburton Co., 4.85%, 11/15/2035		40,000	42,366
Hess Corp.:
5.6%, 2/15/2041		135,000	136,367
5.8%, 4/1/2047		65,000	67,510
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		190,000	203,041
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024		95,000	96,689
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		537,293	543,475
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042		120,000	112,669
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		264,953	265,310
Marathon Oil Corp., 5.2%, 6/1/2045		80,000	80,439
Nordstrom, Inc.:
4.0%, 3/15/2027		60,000	60,306
5.0%, 1/15/2044		95,000	90,354
Omega Healthcare Investors, Inc.:
(REIT), 4.75%, 1/15/2028		105,000	104,259
(REIT), 4.95%, 4/1/2024		60,000	62,678
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		323,607	325,042
Philip Morris International, Inc.:
1.625%, 2/21/2019		145,000	144,522
2.0%, 2/21/2020		240,000	240,538
Plains All American Pipeline LP:
2.85%, 1/31/2023		55,000	53,471
4.3%, 1/31/2043		80,000	69,512
4.5%, 12/15/2026		150,000	155,491
Regency Energy Partners LP, 4.5%, 11/1/2023		40,000	41,640
Roper Technologies, Inc., 3.8%, 12/15/2026		55,000	56,029
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022		205,000	206,270
Select Income REIT, (REIT), 4.15%, 2/1/2022		60,000	60,825
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		40,000	39,643
The Gap, Inc., 5.95%, 4/12/2021 (b)		170,000	183,788
Time Warner, Inc., 3.8%, 2/15/2027		60,000	59,736
U.S. Treasury Bill, 0.59%**, 8/10/2017 (c)		1,243,000	1,240,211
U.S. Treasury Bond, 2.875%, 11/15/2046		60,000	58,973
U.S. Treasury Notes:
0.75%, 10/31/2017 (d)		3,370,000	3,365,525
2.25%, 2/15/2027		350,000	348,975
Verizon Communications, Inc., 2.625%, 8/15/2026		225,000	206,211
Viacom, Inc.:
5.875%, 2/28/2057		55,000	56,788
6.25%, 2/28/2057		60,000	61,575
Wells Fargo Commercial Mortgage Trust, "A4", Series 2015-SG1, 3.789%, 9/15/2048		750,000	783,348
(Cost $14,349,186)			14,285,800
Total Bonds (Cost $62,993,683)			63,316,570

	Shares	Value ($)

Exchange-Traded Fund 5.4%
iShares iBoxx $ High Yield Corporate Bond ETF (b) (Cost $3,719,700)	45,000	3,965,400

Securities Lending Collateral 8.9%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.67% (e) (f) (Cost $6,531,600)	6,531,600	6,531,600

Cash Equivalents 8.0%
Deutsche Central Cash Management Government Fund, 0.80% (e) (Cost $5,888,617)	5,888,617	5,888,617

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $79,133,600)†	108.3	79,702,187
Other Assets and Liabilities, Net	(8.3)	(6,089,276)
Net Assets	100.0	73,612,911

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2017.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $79,276,509. At April 30, 2017, net unrealized appreciation for all securities based on tax cost was $425,678. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,369,541 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $943,863.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2017 amounted to $6,369,083, which is 8.7% of net assets.

(c) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At April 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

At April 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Treasury Bond	AUD	6/15/2017	53	5,148,087	134,792
10 Year Mini Japanese Government Bond	JPY	6/12/2017	15	2,032,249	12,579
United Kingdom Long Gilt Bond	GBP	6/28/2017	27	4,485,650	42,975
Total unrealized appreciation					190,346

At April 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	6/21/2017	56	7,040,250	(12,368)

At April 30, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
5/9/2016 5/9/2026	1,100,000	Fixed — 2.48%	Floating — 3-Month LIBOR	(35,584)	(24,444)
12/16/2015 9/16/2020	3,300,000	Fixed — 2.214%	Floating — 3-Month LIBOR	(51,893)	(53,901)
Total unrealized depreciation					(78,345)

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at April 30, 2017 is 1.17%.

At April 30, 2017, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($) (g)	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	4,059,000	5.0%	Markit CDX North America High Yield Index	372,154	206,578

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

At April 30, 2017, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,813,810	EUR	3,500,000	6/19/2017	7,714	JPMorgan Chase Securities, Inc.
USD	1,813,963	MXN	34,500,000	6/19/2017	4,422	Toronto-Dominion Bank
USD	3,685,691	EUR	3,380,000	6/19/2017	4,810	Citigroup, Inc.
USD	1,786,639	MXN	34,500,000	6/19/2017	31,747	Citigroup, Inc.
MXN	69,000,000	USD	3,676,545	6/19/2017	39,774	Goldman Sachs & Co.
JPY	723,000,000	USD	6,543,673	6/28/2017	43,157	JPMorgan Chase Securities, Inc.
MXN	41,820,000	USD	2,228,694	6/28/2017	27,674	Citigroup, Inc.
JPY	400,000,000	USD	3,653,909	6/28/2017	57,496	Citigroup, Inc.
USD	1,475,225	RUB	85,300,000	6/30/2017	3,654	JPMorgan Chase Securities, Inc.
USD	1,485,792	BRL	4,800,000	6/30/2017	6,179	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					226,627

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	3,693,060	MXN	69,000,000	6/19/2017	(56,289)	Goldman Sachs & Co.
EUR	3,500,000	USD	3,731,214	6/19/2017	(90,311)	JPMorgan Chase Securities, Inc.
GBP	2,870,000	USD	3,686,885	6/19/2017	(35,287)	JPMorgan Chase Securities, Inc.
USD	3,681,397	JPY	400,000,000	6/28/2017	(84,984)	JPMorgan Chase Securities, Inc.
EUR	12,125,000	USD	12,928,645	6/28/2017	(316,796)	Goldman Sachs & Co.
Total unrealized depreciation					(583,667)

Currency Abbreviations
AUD Australian Dollar BRL Brazilian Dollar EUR Euro GBP British Pound HUF Hungarian Forint IDR Indonesian Rupiah JPY Japanese Yen MXN Mexican Peso RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments Bonds (h)	$ —	$ 63,316,570	$ —	$ 63,316,570
Exchange-Traded Fund	3,965,400	—	—	3,965,400
Short-Term Investments (h)	12,420,217	—	—	12,420,217
Derivatives (i)
Futures Contracts	190,346	—	—	190,346
Credit Default Swap Contracts	—	206,578	—	206,578
Forward Foreign Currency Exchange Contracts	—	226,627	—	226,627
Total	$ 16,575,963	$ 63,749,775	$ —	$ 80,325,738
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$ (12,368)	$ —	$ —	$ (12,368)
Interest Rate Swap Contracts	—	(78,345)	—	(78,345)
Forward Foreign Currency Exchange Contracts	—	(583,667)	—	(583,667)
Total	$ (12,368)	$ (662,012)	$ —	$ (674,380)

There have been no transfers between fair value measurement levels during the period ended April 30, 2017.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2017 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $66,713,383) — including $6,369,083 of securities loaned	$ 67,281,970
Investment in Deutsche Government & Agency Securities Portfolio (cost $6,531,600)*	6,531,600
Investment in Deutsche Central Cash Management Government Fund (cost $5,888,617)	5,888,617
Total investments in securities, at value (cost $79,133,600)	79,702,187
Foreign currency, at value (cost $380,045)	362,709
Receivable for investments sold	91,424
Receivable for Fund shares sold	3,462
Interest receivable	513,129
Receivable for variation margin on futures contracts	19,824
Unrealized appreciation on forward foreign currency exchange contracts	226,627
Foreign taxes recoverable	4,938
Other assets	80,743
Total assets	81,005,043
Liabilities
Payable upon return of securities loaned	6,531,600
Payable for investments purchased	79,787
Payable for Fund shares redeemed	15,915
Payable for variation margin on centrally cleared swaps	1,543
Unrealized depreciation on forward foreign currency exchange contracts	583,667
Accrued management fee	8,935
Accrued Directors' fees	1,288
Other accrued expenses and payables	169,397
Total liabilities	7,392,132
Net assets, at value	$ 73,612,911

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2017 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	348,272
Net unrealized appreciation (depreciation) on: Investments	568,587
Swap contracts	128,233
Futures	177,978
Foreign currency	(372,758)
Accumulated net realized gain (loss)	(4,593,051)
Paid-in capital	77,355,650
Net assets, at value	$ 73,612,911
Net Asset Value
Class A Net Asset Value and redemption price per share ($12,948,232 ÷ 1,407,588 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.20
Maximum offering price per share (100 ÷ 95.50 of $9.20)	$ 9.63

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,571,793 ÷ 170,883 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 9.20
Class S Net Asset Value, offering and redemption price per share ($59,092,886 ÷ 6,435,284 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 9.18

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2017 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $7,951)	$ 1,117,354
Dividends	98,584
Income distributions — Deutsche Central Cash Management Government Fund	8,794
Securities lending income, net of borrower rebates	29,371
Total income	1,254,103
Expenses: Management fee	145,096
Administration fee	35,389
Services to shareholders	71,371
Distribution and service fees	24,057
Custodian fee	20,870
Professional fees	56,695
Reports to shareholders	21,356
Registration fees	23,953
Directors' fees and expenses	2,715
Other	20,594
Total expenses before expense reductions	422,096
Expense reductions	(111,698)
Total expenses after expense reductions	310,398
Net investment income	943,705
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	203,733
Swap contracts	782,446
Futures	(170,364)
Written options	232,313
Foreign currency	(556,115)
492,013
Change in net unrealized appreciation (depreciation) on: Investments	420,402
Swap contracts	(959,376)
Futures	406,164
Written options	(107,906)
Foreign currency	(88,824)
(329,540)
Net gain (loss)	162,473
Net increase (decrease) in net assets resulting from operations	$ 1,106,178

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations: Net investment income	$ 943,705	$ 1,560,371
Net realized gain (loss)	492,013	(1,046,437)
Change in net unrealized appreciation (depreciation)	(329,540)	3,218,048
Net increase (decrease) in net assets resulting from operations	1,106,178	3,731,982
Distributions to shareholders from: Net investment income: Class A	(147,404)	(157,346)
Class B	—	(112)*
Class C	(11,018)	(8,737)
Class S	(681,410)	(573,214)
Return of capital: Class A	—	(188,307)
Class B	—	(135)*
Class C	—	(10,457)
Class S	—	(686,007)
Total distributions	(839,832)	(1,624,315)
Fund share transactions: Proceeds from shares sold	4,816,663	13,117,317
Reinvestment of distributions	765,228	1,482,337
Payments for shares redeemed	(9,045,571)	(22,077,818)
Redemption fees	103	113
Net increase (decrease) in net assets from Fund share transactions	(3,463,577)	(7,478,051)
Increase (decrease) in net assets	(3,197,231)	(5,370,384)
Net assets at beginning of period	76,810,142	82,180,526
Net assets at end of period (including undistributed net investment income of $348,272 and $244,399, respectively)	$ 73,612,911	$ 76,810,142

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.15	$ 8.91	$ 9.67	$ 9.95	$ 10.42	$ 10.19
Income (loss) from investment operations: Net investment income[a]	.11	.16	.25	.29	.21	.23
Net realized and unrealized gain (loss)	.04	.24	(.57)	(.08)	(.29)	.21
Total from investment operations	.15	.40	(.32)	.21	(.08)	.44
Less distributions from: Net investment income	(.10)	(.06)	(.30)	(.42)	(.23)	(.21)
Net realized gains	—	—	(.10)	(.07)	(.16)	—
Return of capital	—	(.10)	(.04)	—	—	—
Total distributions	(.10)	(.16)	(.44)	(.49)	(.39)	(.21)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.20	$ 9.15	$ 8.91	$ 9.67	$ 9.95	$ 10.42
Total Return (%)[b,c]	1.65**	4.57	(3.41)	2.15	(.84)	4.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	18	16	20	24	29
Ratio of expenses before expense reductions (%)	1.45*	1.37	1.31	1.23	1.17	1.14
Ratio of expenses after expense reductions (%)	1.06*	1.09	1.04	1.02	1.03	1.13
Ratio of net investment income (%)	2.49*	1.75	2.76	2.96	2.07	2.25
Portfolio turnover rate (%)	55**	320	336	326	493	395

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.15	$ 8.92	$ 9.67	$ 9.95	$ 10.42	$ 10.19
Income (loss) from investment operations: Net investment income[a]	.08	.09	.18	.22	.13	.15
Net realized and unrealized gain (loss)	.04	.24	(.56)	(.08)	(.29)	.22
Total from investment operations	.12	.33	(.38)	.14	(.16)	.37
Less distributions from: Net investment income	(.07)	(.00)***	(.23)	(.35)	(.15)	(.14)
Net realized gains	—	—	(.10)	(.07)	(.16)	—
Return of capital	—	(.10)	(.04)	—	—	—
Total distributions	(.07)	(.10)	(.37)	(.42)	(.31)	(.14)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.20	$ 9.15	$ 8.92	$ 9.67	$ 9.95	$ 10.42
Total Return (%)[b,c]	1.27**	3.78	(4.13)	1.39	(1.66)	3.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2	3	3	5
Ratio of expenses before expense reductions (%)	2.16*	2.15	2.07	1.99	1.91	1.87
Ratio of expenses after expense reductions (%)	1.81*	1.84	1.79	1.77	1.78	1.87
Ratio of net investment income (%)	1.74*	.96	2.01	2.22	1.31	1.52
Portfolio turnover rate (%)	55**	320	336	326	493	395

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 4/30/17 (Unaudited)	Years Ended October 31,
		2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.13	$ 8.90	$ 9.66	$ 9.94	$ 10.42	$ 10.18
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.18	.27	.32	.23	.26
Net realized and unrealized gain (loss)	.04	.24	(.57)	(.08)	(.29)	.22
Total from investment operations	.16	.42	(.30)	.24	(.06)	.48
Less distributions from: Net investment income	(.11)	(.09)	(.32)	(.45)	(.26)	(.24)
Net realized gains	—	—	(.10)	(.07)	(.16)	—
Return of capital	—	(.10)	(.04)	—	—	—
Total distributions	(.11)	(.19)	(.46)	(.52)	(.42)	(.24)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 9.18	$ 9.13	$ 8.90	$ 9.66	$ 9.94	$ 10.42
Total Return (%)[b]	1.78**	4.72	(3.17)	2.41	(.66)	4.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	58	64	78	84	125
Ratio of expenses before expense reductions (%)	1.10*	1.08	1.01	.95	.87	.84
Ratio of expenses after expense reductions (%)	.81*	.84	.79	.77	.78	.84
Ratio of net investment income (%)	2.73*	1.97	3.01	3.21	2.30	2.55
Portfolio turnover rate (%)	55**	320	336	326	493	395
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Enhanced Global Bond Fund (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign). ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2017, the Fund had securities on loan, which were classified as bonds and ETFs in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements As of April 30, 2017
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$ 2,490,600	$ —	$ —	$ —	$ 2,490,600
Exchange-Traded Fund	4,041,000	—	—	—	4,041,000
Total Borrowing	$ 6,531,600	$ —	$ —	$ —	$ 6,531,600
Gross amount of recognized liabilities for securities lending transactions					$ 6,531,600

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $5,202,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,207,000) and long-term losses ($1,995,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended April 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in interest rate swap contracts had a total contract value generally indicative of a range from $4,400,000 to $71,614,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the credit default swap contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $4,059,000 to $5,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended April 30, 2017, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,602,000 to $11,666,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $7,613,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended April 30, 2017, the Fund entered into options on currency futures in order to enhance gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option and written option contracts as of April 30, 2017. For the six months ended April 30, 2017, the investment in purchased options contracts had a total value generally indicative of a range from $0 to approximately $181,000, and written option contracts had a total value generally indicative of a range from $0 to approximately $146,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, as part of its currency strategy, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2017 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $30,890,000 to $36,450,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,246,000 to $21,436,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 190,346	$ 190,346
Credit Contracts (a)	—	206,578	—	206,578
Foreign Exchange Contracts (b)	226,627	—	—	226,627
	$ 226,627	$ 206,578	$ 190,346	$ 623,551

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$ —	$ (78,345)	$ (12,368)	$ (90,713)
Foreign Exchange Contracts (d)	(583,667)	—	—	(583,667)
	$ (583,667)	$ (78,345)	$ (12,368)	$ (674,380)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of futures and centrally cleared swaps contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (e)	$ —	$ —	$ —	$ 774,660	$ (170,364)	$ 604,296
Credit Contracts (e)	—	—	—	7,786	—	7,786
Foreign Exchange Contracts (e) (f)	189,313	232,313	(262,477)	—	—	159,149
	$ 189,313	$ 232,313	$ (262,477)	$ 782,446	$ (170,364)	$ 771,231

Each of the above derivatives is located in the following Statement of Operations accounts:

(e) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(f) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (g)	$ —	$ —	$ —	$ (1,197,612)	$ 406,164	$ (791,448)
Credit Contracts (g)	—	—	—	238,236	—	238,236
Foreign Exchange Contracts (g) (h)	142,906	(107,906)	(127,145)	—	—	(92,145)
	$ 142,906	$ (107,906)	$ (127,145)	$ (959,376)	$ 406,164	$ (645,357)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(h) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 121,727	$ —	$ —	$ 121,727
Goldman Sachs & Co.	39,774	(39,774)	—	—
JPMorgan Chase Securities, Inc.	60,704	(60,704)	—	—
Toronto-Dominion Bank	4,422	—	—	4,422
	$ 226,627	$ (100,478)	$ —	$ 126,149
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$ 373,085	$ (39,774)	$ —	$ 333,311
JPMorgan Chase Securities, Inc.	210,582	(60,704)	—	149,878
	$ 583,667	$ (100,478)	$ —	$ 483,189

C. Purchases and Sales of Securities

During the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $33,278,256 and $29,765,827, respectively. Purchases and sales of U.S. Treasury obligations aggregated $2,505,178 and $8,137,954, respectively.

For the six months ended April 30, 2017, transactions for written options on swaps were as follows:

	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	470	$ 254,344
Options bought back	(470)	(254,344)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Effective March 1, 2017, Deutsche Alternative Asset Management (Global) Limited (DAAM Global), also an indirect, wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor for the Fund and, as such, provides portfolio manager services to the Fund. Pursuant to a sub-advisory agreement between DIMA and DAAM Global, DIMA, not the Fund, compensates DAAM Global for the services it provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2016 through January 31, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.05%
Class C	1.80%
Class S	.80%

For the six months ended April 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 26,967
Class C	2,728
Class S	82,003
$ 111,698

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2017, the Administration Fee was $35,389, of which $6,029 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2017
Class A	$ 6,698	$ 4,534
Class C	543	350
Class S	27,244	18,450
	$ 34,485	$ 23,334

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2017
Class C	$ 5,728	$ 957

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2017	Annualized Rate
Class A	$ 16,436	$ 7,929.24%
Class C	1,893	922.25%
	$ 18,329	$ 8,851

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2017, aggregated $89.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended April 30, 2017, the CDSC for Class C shares aggregated $11.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,996, of which $9,875 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended April 30, 2017, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,987.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2017.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	18,068	$ 177,629	821,567	$ 7,371,218
Class B	—	—	14*	179*
Class C	8,249	75,322	17,076	152,233
Class S	500,525	4,563,712	624,382	5,593,687
		$ 4,816,663		$ 13,117,317
Shares issued to shareholders in reinvestment of distributions
Class A	15,434	$ 139,095	36,226	$ 327,973
Class B	—	—	9*	77*
Class C	1,015	9,154	1,722	15,580
Class S	68,510	616,979	126,214	1,138,707
		$ 765,228		$ 1,482,337
Shares redeemed
Class A	(550,282)	$ (4,943,546)	(761,767)	$ (6,912,284)
Class B	—	—	(25,995)*	(230,343)*
Class C	(21,761)	(195,732)	(68,038)	(610,612)
Class S	(431,102)	(3,906,293)	(1,593,590)	(14,324,579)
		$ (9,045,571)		$ (22,077,818)
Redemption fees		$ 103		$ 113
Net increase (decrease)
Class A	(516,780)	$ (4,626,821)	96,026	$ 786,907
Class B	—	—	(25,972)*	(230,087)*
Class C	(12,497)	(111,256)	(49,240)	(442,797)
Class S	137,933	1,274,500	(842,994)	(7,592,074)
		$ (3,463,577)		$ (7,478,051)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2016 to April 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,016.50	$ 1,012.70	$ 1,017.80
Expenses Paid per $1,000*	$ 5.30	$ 9.03	$ 4.05
Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 11/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/17	$ 1,019.54	$ 1,015.82	$ 1,020.78
Expenses Paid per $1,000*	$ 5.31	$ 9.05	$ 4.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
Deutsche Enhanced Global Bond Fund	1.06%	1.81%	.81%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the "Board" or "Directors") approved the renewal of Deutsche Enhanced Global Bond Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the "Independent Directors").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Sub-Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors of Deutsche Global/International Fund, Inc. (hereinafter referred to as the "Board" or "Directors") approved a sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Alternative Asset Management (Global) Limited ("DAAM Global"), a U.K.-based affiliate of DIMA and an indirect, wholly owned subsidiary of Deutsche Bank AG, on behalf of Deutsche Enhanced Global Bond Fund (the "Fund") at an in-person meeting in February 2017. In February 2017, all of the Fund’s Directors were independent of DIMA and its affiliates. DIMA relied on a manager of managers exemptive order granted to DIMA and the Fund by the SEC that permits DIMA, subject to the approval of the Board, to select sub-advisors that are affiliated with DIMA to manage all or a portion of the Fund’s assets without obtaining shareholder approval. The Sub-Advisory Agreement became effective on March 1, 2017.

In determining to approve the Sub-Advisory Agreement, the Board considered the capabilities of DAAM Global and the terms of the Sub-Advisory Agreement, including the sub-advisory fee schedule. The Board considered that the Sub-Advisory Agreement was proposed by DIMA to allow for the relocation of one of the Fund’s portfolio managers from New York to London. The Board considered that the appointment of DAAM Global was not expected to impact the Fund’s expenses, and that pursuant to the Sub-Advisory Agreement, DAAM Global would be paid for its services by DIMA from its fees as investment advisor to the Fund. The Board noted DIMA’s representation that its profitability in connection with the management of the Fund would likely decline under the new sub-advisory arrangement.

Given that DAAM Global is an affiliate of DIMA, the Board additionally took into account the factors that it considered as part of the process that it followed in approving the annual renewal of the Fund’s investment management agreement with DIMA in September 2016.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the approval of the Sub-Advisory Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the Sub-Advisory Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S
Nasdaq Symbol	SZGAX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 759	25156A 767
Fund Number	461	761	2061

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Investor Services, Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 09/2016

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Global Bond Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2017